[SHIP]
                            [THE VANGUARD GROUP LOGO]

                            VANGUARD(R) PRIMECAP FUND
                          SUPPLEMENT TO THE PROSPECTUS

FUND OPEN TO NEW ACCOUNTS
NO LIMITS ON ADDITIONAL INVESTMENTS
MINIMUM INITIAL INVESTMENT FOR NEW ACCOUNTS
NEW REDEMPTION FEE

Effective April 23, 2001, Vanguard PRIMECAP Fund will reopen to new investors and discontinue its current limitation on additional investments by existing shareholders. The Fund's minimum initial investment amount for all new accounts, including IRAs and custodial accounts for minors, will be $25,000.
     Effective April 23, 2001, the Fund will begin charging a 1% transaction fee on shares redeemed (either by selling or exchanging to another Vanguard fund) within five years of purchase. This policy applies only to shares purchased on or after April 23, 2001.
     The Fund is intended for long-term investors, and it can experience substantial price fluctuations. Short-term investors who move assets in and out of the Fund because of these fluctuations create transaction costs that are borne by all shareholders. The new fee is designed to offset these costs.

Vanguard PRIMECAP Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS59 042001